Exhibit 99.1

VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT, dated as of June 24, 2026 (this “Agreement”), is entered into by and between Trackonomy Systems , Inc., a Delaware corporation (“Buyer”), Identiv, Inc., a Delaware corporation (“Seller”, together with its direct and indirect Subsidiaries, the “Company”), and each of the entities set forth on Schedule A (each such Person, together with any Persons added to Schedule A after the date hereof in accordance with Section 5.1(b), individually a “Stockholder”, collectively the “Stockholders”).

RECITALS

WHEREAS, Buyer and Seller are, concurrently with the execution and delivery of this Agreement, entering into a Stock and Asset Purchase Agreement (as from time to time further amended, modified, supplemented or restated, the “Purchase Agreement”), pursuant to which Buyer has agreed to (i) purchase from the Company the Purchased Equity Interests and the Purchased Assets and (ii) assume the Assumed Liabilities on the terms and subject to the conditions set forth therein (the “Transaction”);

WHEREAS, as of the date hereof, each Stockholder holds and is entitled to vote (or direct the voting of) the number of shares of common stock, par value $0.001 per share, of Seller (“Common Stock”) and Series B non-voting convertible preferred stock (on an as converted basis in accordance with the Certificate of Designation (as defined below)), par value $0.001 per share, of Seller (“Preferred Stock”) set forth opposite its name on Schedule A hereto (such Common Stock and Preferred Stock held by each Stockholder are referred to as such Stockholder’s “Current Shares”, and the Current Shares together with any other shares of Common Stock and Preferred Stock acquired or received by such Stockholder after the date hereof and during the term of this Agreement being collectively referred to herein as such Stockholder’s “Covered Shares”).

WHEREAS, as a condition to Buyer’s willingness to enter into and perform its obligations under the Purchase Agreement, Buyer has required that each Stockholder agree, and each Stockholder is willing to agree, to enter into this Agreement; and

WHEREAS, capitalized terms used but not defined herein have the respective meanings ascribed thereto in the Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing and the premises, representations, warranties, covenants and agreements set forth in this Agreement and for other good and valuable consideration given to each party hereto, the receipt of which is hereby acknowledged, the parties agree as follows:

ARTICLE I

VOTING

1.1 Agreement to Vote. Each Stockholder hereby agrees, from and after the date hereof and until the date on which this Agreement is terminated pursuant to Section 6.1 hereof, at any meeting of the stockholders of Seller (the “Stockholders Meeting”), however called, including any adjournment, recess or postponement thereof or, if applicable, by written consent, in each case to the fullest extent that the Covered Shares are entitled to vote thereon or consent thereto:

(i) appear (in person or by proxy) at each such meeting or otherwise cause all of the Covered Shares to be counted as present thereat for purposes of calculating a quorum; and

(ii) vote (or cause to be voted), in person or by proxy, all of the Covered Shares: (i) in favor of the Transaction, (ii) in favor of the approval of any proposal to adjourn or postpone any Stockholders Meeting to a later date if there are not sufficient votes for adoption of the Purchase Agreement on the date on which such meeting is held; (iii) against any action or agreement that would reasonably be expected to result in a breach of or failure to perform any material covenant, representation or warranty or any other obligation or agreement of the Company or Seller contained in the Purchase Agreement; (iv) against any action, proposal, transaction or agreement that would reasonably be expected to prevent, impede, frustrate, interfere with, postpone, materially delay or adversely affect the consummation of the Transaction or the fulfillment of Buyer’s or Seller’s conditions under the Purchase Agreement and the Transaction Documents, any of the other transactions contemplated by the Purchase Agreement or change in any manner the voting rights of any class of shares of Seller (including any amendments to Seller’s certificate of incorporation or bylaws); and (v) against any Acquisition Proposal;

provided, that, in each case, the Stockholders shall not be required to vote in favor of the Transaction at any Stockholders Meeting if, and only if, the Purchase Agreement has been amended or modified without such Stockholder’s consent in a manner that reduces the consideration payable to Seller or otherwise amends the material terms of the Purchase Agreement in a manner that is materially adverse to the stockholders of Seller (a “Voting Exception”).

1.2 Proxy. Each Stockholder hereby grants to Buyer (and any designee of Buyer) a proxy (and appoints Buyer or any such designee of Buyer as its attorney in fact) to vote the Covered Shares in the manner indicated in Section 1.1 (which proxy and appointment shall be limited solely to the matters set forth in Section 1.1 and shall not be effective with respect to any matter or vote for which a Voting Exception is applicable or any other matter or vote not covered by Section 1.1) (the “Proxy Grant”). This proxy and appointment (i) is irrevocable, (ii) is coupled with an interest and (iii) constitutes, among other things, an inducement for Buyer to enter into the Purchase Agreement. This proxy and appointment shall continue in force until it expires, automatically and without further action by the parties, upon termination of this Agreement. This proxy and appointment will survive the death or other incapacity of each Stockholder. Each Stockholder shall also, at Buyer’s expense, take such further action or execute such other instruments as may be reasonably requested by Buyer to carry out and effectuate the intent of this Voting Agreement and this proxy and appointment.

1.3 Revocation of Prior Proxies. Each Stockholder hereby revokes any and all prior proxies or powers of attorney given by each Stockholder with respect to the voting of the Covered Shares inconsistent with the terms of this Agreement.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

Each Stockholder hereby represents and warrants to Buyer and Seller, severally as to itself only, as follows:

2.1 Power; Due Authorization; Binding Agreement. Each Stockholder has the requisite power, authority and legal capacity to enter into, execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation by each Stockholder of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate, partnership or other applicable action on the part of each Stockholder, and no other proceedings on the part of each Stockholder are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by each Stockholder and, assuming the due and valid authorization, execution and delivery hereof by the other parties hereto, constitutes a valid and binding agreement of each Stockholder, enforceable against each Stockholder in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Legal Requirements, now or hereafter in effect, relating to creditors’ rights generally and (ii) equitable remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

2.2 Ownership. As of the date hereof, each Stockholder holds of record and/or owns beneficially all of the Current Shares free and clear of all Encumbrances, subscriptions, options, warrants, calls, proxies, commitments, restrictions and Contracts of any kind other than pursuant to applicable securities Legal Requirements, the terms of this Agreement and the Seller’s certificate of incorporation (including the Certificate of Designation) or customary Encumbrances pursuant to the terms of any custody or similar agreement applicable to Covered Shares held in brokerage or margin accounts. As of the date hereof, the Current Shares represent all of the capital stock of Seller owned of record or beneficially by each Stockholder and, other than the Current Shares, each Stockholder does not directly or indirectly hold or exercise control over any options, warrants or other rights or awards to purchase shares of Common Stock or other voting capital stock or securities of Seller or any other securities convertible into or exercisable or exchangeable for shares of Common Stock or other voting capital stock or securities of Seller. Each Stockholder has and will have at all times through the Closing sufficient rights and powers over voting and disposition with respect to the matters set forth in Article I, and to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Covered Shares, with no other limitations, qualifications or restrictions on such rights, in each case, subject to applicable securities Legal Requirements, the terms of this Agreement, the Seller’s certificate of incorporation (including the Certificate of Designation) and customary Encumbrances pursuant to the terms of any custody or similar agreement applicable to Covered Shares held in brokerage or margin accounts. The Current Shares are, as of the date hereof, held directly by the Stockholders as indicated on Schedule A.

2.3 Noncontravention. No authorization, consent, permit, action or approval of, or filing with, or notification to, any Governmental Body is necessary, under applicable Legal Requirement, to be obtained or made by each Stockholder for the consummation by each Stockholder of the transactions contemplated by this Agreement other than (i) any filings required under applicable Legal Requirements (including any filing required under Section 13 or Section 16 under the Exchange Act), or (ii) as would not reasonably be expected to, individually or in the aggregate, prevent or materially delay the performance of each Stockholder of its obligations under this Agreement. The execution and delivery and the performance of the terms by each Stockholder of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance by each Stockholder with the provisions of this Agreement will not (a) result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, amendment, cancellation or acceleration of any obligation or to the loss of a benefit under, any Contract to which each Stockholder is a party or is subject, (b) result in the creation of an Encumbrance on any of the Covered Shares, or (c) conflict with or violate any Legal Requirements applicable to each Stockholder, other than, in each of the foregoing clauses, as would not reasonably be expected to, individually or in the aggregate, prevent or materially delay the performance of each Stockholder of its obligations under this Agreement.

2.4 No Inconsistent Agreements. Each Stockholder hereby represents, warrants, covenants and agrees that, except for this Agreement, it (a) has not entered into, and shall not enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to the Covered Shares, (b) has not granted, and shall not grant at any time while this Agreement remains in effect, a proxy, a consent or power of attorney with respect to the Covered Shares and (c) has not entered into any agreement or knowingly taken any action (and shall not enter into any agreement or knowingly take any action) that would make any representation or warranty of each Stockholder contained herein untrue or incorrect in any material respect or have the effect of preventing each Stockholder from performing any of its obligations under this Agreement.

2.5 Reliance. Each Stockholder understands and acknowledges that Buyer and Seller are entering into the Purchase Agreement in reliance upon each Stockholder’s execution, delivery and performance of this Agreement. This Article II contains the sole representations and warranties of each Stockholder, and no Stockholder has made any other representation or warranty in connection with this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer hereby represents and warrants to Seller and each Stockholder as follows:

3.1 Organization; Authorization; Validity of Agreement. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Buyer has the right and all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement. The person executing this Agreement on behalf of Buyer has full power and authority to execute and deliver this Agreement on behalf of Buyer and to thereby bind Buyer. This Agreement has been duly and validly executed and delivered by Buyer and, assuming due and valid authorization, execution and delivery hereof by each Stockholder, constitutes the legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms except that (i) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Legal Requirements, now or hereafter in effect, relating to creditors’ rights generally and (ii) equitable remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

3.2 Noncontravention. No authorization, consent, permit, action or approval of, or filing with, or notification to, any Governmental Body is necessary, under applicable Legal Requirement, for the consummation by Buyer of the transactions contemplated by this Agreement other than (i) any filings required under applicable Legal Requirements or (ii) as would not reasonably be expected to, individually or in the aggregate, prevent or materially delay the performance of Buyer of its obligations under this Agreement. The execution and delivery and the performance of the terms by Buyer of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the provisions of this Agreement will not (a) result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, amendment, cancellation or acceleration of any obligation or to the loss of a benefit under, any Contract to which Buyer is a party or is subject, (b) conflict with or violate any Legal Requirements applicable to Buyer, other than violations that would not reasonably be expected to, individually or in the aggregate, prevent or materially delay the performance of Buyer of its obligations under this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF SELLER

Seller hereby represents and warrants to Buyer and each Stockholder as follows:

4.1 Organization; Authorization; Validity of Agreement. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Seller has the right and all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement. The person executing this Agreement on behalf of Seller has full power and authority to execute and deliver this Agreement on behalf of Seller and to thereby bind Seller. This Agreement has been duly and validly executed and delivered by Seller and, assuming due and valid authorization, execution and delivery hereof by each Stockholder, constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms except that (i) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Legal Requirements, now or hereafter in effect, relating to creditors’ rights generally and (ii) equitable remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

4.2 Noncontravention. No authorization, consent, permit, action or approval of, or filing with, or notification to, any Governmental Body is necessary, under applicable Legal Requirement, for the consummation by Seller of the transactions contemplated by this Agreement other than (i) any filings required under applicable Legal Requirements or (ii) as would not reasonably be expected to, individually or in the aggregate, prevent or materially delay the performance of Seller of its obligations under this Agreement. The execution and delivery and the performance of the terms by Seller of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the provisions of this Agreement will not (a) result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, amendment, cancellation or acceleration of any obligation or to the loss of a benefit under, any Contract to which Seller is a party or is subject, (b) conflict with or violate any Legal Requirements applicable to Seller, other than violations that would not reasonably be expected to, individually or in the aggregate, prevent or materially delay the performance of Seller of its obligations under this Agreement.

ARTICLE V

OTHER COVENANTS

Each Stockholder hereby covenants to Buyer and Seller, severally as to itself only, as follows:

5.1 Stock Dividends, etc.

(a) In case of a stock dividend or distribution, or any change in shares of Common Stock and/or Preferred Stock by reason of any stock dividend or distribution, split-up, recapitalization, combination, conversion or exchange of shares or the like, for all purposes under this Agreement, the term “Covered Shares” shall be deemed to refer to and include the Covered Shares as well as all such stock dividends and distributions and any securities into which or for which any or all of the Covered Shares may be changed or exchanged or that are received in such transaction, including, for the avoidance of doubt, any shares of Common Stock that each Stockholder receives by converting its shares of Preferred Stock or as a result of the in-kind dividend payment associated with its shares of Preferred Stock, in each case, in accordance with that certain Certificate of Designation of Preferences, Rights and Limitations of Preferred Stock as set forth in Exhibit A of the Restated Certificate of Incorporation of Seller (the “Certificate of Designation”).

(b) Each Stockholder shall, while this Agreement is in effect, (i) notify Buyer promptly in writing by providing an updated version of Schedule A hereto of the number of any additional shares of Common Stock and/or Preferred Stock, any additional options, warrants or rights or other awards to purchase shares of Common Stock or other voting capital stock of Seller and any other securities convertible into or exercisable or exchangeable for shares of Common Stock or other voting capital stock or securities of Seller acquired (beneficially or of record) by each Stockholder or any Affiliate thereof, if any, after the date hereof, (ii) be deemed to, as of the date of such acquisition, make the representations in Article II (with references to “as of the date hereof” in the second recital to this Agreement and Section 2.2 hereof being deemed to be replaced with a reference to the date of such acquisition), and (iii) if acquired by an Affiliate, shall promptly cause such Person to execute a joinder to this Agreement and become a “Stockholder”.

5.2 Transfers. While this Agreement is in effect, each Stockholder shall not directly or indirectly (a) grant any proxies or enter into any voting agreement, voting trust or other agreement or arrangement with respect to the voting of any Covered Shares or (b) other than to or with an Affiliate (provided that any such Affiliate, as a condition to such Transfer, executes and delivers to Buyer and Seller a joinder agreement in form and substance reasonably acceptable to Buyer pursuant to which such Affiliate agrees to be bound by the terms of this Agreement as a “Stockholder” with respect to the transferred Covered Shares), (i) sell, transfer, pledge, encumber, assign, distribute, gift or otherwise dispose of (including by merger or otherwise by operation of law, or by tendering into any tender or exchange offer) (collectively, a “Transfer”) or (ii) enter into any Contract, option or other arrangement or understanding with respect to any Transfer (whether by actual disposition or effective economic disposition due to hedging, cash settlement or otherwise) of, any of the Covered Shares or any interest therein. Any attempted Transfer of Covered Shares or any interest therein in violation of this Section 5.2 shall be null and void. Each Stockholder shall not seek or solicit any such Transfer or any such contract, option or other arrangement or understanding with respect to any Transfer. For the avoidance of doubt, the fact, in and of itself, that any Covered Shares are held in a margin account or pledged pursuant to the terms thereof shall not be deemed a breach or violation of this Section 5.2.

5.3 Adverse Proceedings. While this Agreement is in effect, each Stockholder shall not: (a) take, agree or commit to take any action that would reasonably be expected to make any representation and warranty of each Stockholder contained in this Agreement inaccurate in any material respect as of any time during the term of this Agreement or (b) fail to take reasonable action necessary to prevent any such representation or warranty from being inaccurate in any material respect at any such time.

5.4 Waiver of Dissenter and Appraisal Rights and Other Rights.

(a) Each Stockholder hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenter’s rights and any similar rights relating to the Transaction that each Stockholder may have by virtue of, or with respect to, the Covered Shares.

(b) Each Stockholder hereby agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any action, suit or proceeding, derivative or otherwise, against Buyer, Seller or any of their respective Subsidiaries or successors: (i) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Purchase Agreement (including any claim seeking to enjoin or delay the Closing); or (ii) to the fullest extent permitted under applicable Legal Requirements, alleging a breach of any duty of the board of directors of Seller or Buyer in connection with the Purchase Agreement, this Agreement, or the transactions contemplated thereby or hereby.

5.5 No Solicitation. Each Stockholder shall not, and shall direct and use reasonable best efforts to cause its Representatives not to, directly or indirectly, take any action that would violate Section 4.5 of the Purchase Agreement if such Stockholder were deemed to be a Representative of Seller for purposes of such Section (it being understood that the Stockholder and its Representatives shall be entitled to take any action that the Company and its Representatives are or would be permitted to take in accordance with such Section). For clarity, if a Stockholder is a venture capital or private equity investor, the term “Representative” (a) shall include any general partner of such Stockholder that is still affiliated with such Stockholder, but (b) shall exclude (i) any limited partner, (ii) any general partner that is no longer affiliated with such Stockholder, and (iii) any employees or other Representatives, in each case of clauses (i) to (iii), who do not have actual knowledge of the Transaction and who do not act at the direction of the Seller, any of its Subsidiaries or any of their respective Representatives. Notwithstanding anything to the contrary herein, nothing in this Section 5.5 shall restrict or limit the rights or obligations of Seller or its Board of Directors under Section 4.5 of the Purchase Agreement.

ARTICLE VI

MISCELLANEOUS

6.1 Termination. This Agreement shall terminate automatically, without any action on the part of any party hereto, upon the earliest to occur of (a) the conclusion of the Stockholders Meeting at which the vote contemplated in Section 1.1 of this Agreement has occurred and the Covered Shares have been voted as specified therein, (b) the date on which the Purchase Agreement is validly terminated, and (c) the date on which the parties agree in writing to terminate this Agreement. The date on which this Agreement so terminates per the preceding sentence is referred to in this Agreement as the “Termination Date”.

6.2 Stop Transfer Instructions. At all times commencing with the execution and delivery of this Agreement and continuing until the Termination Date, in furtherance of this Agreement, each Stockholder hereby authorizes Seller or its counsel to notify Seller’s transfer agent that there is a stop transfer order with respect to all of the Covered Shares (and that this Agreement places limits on the voting and transfer of the Covered Shares), subject to the provisions hereof and provided that any such stop transfer order and notice will immediately be withdrawn and terminated by Seller following the Termination Date.

6.3 Further Assurances. From time to time, at the other party’s reasonable request and without further consideration, each party shall promptly execute, acknowledge and deliver any other assurances or documents or take any other actions reasonably requested by the other party, as the case may be, and necessary for the other party, as the case may be, to satisfy its obligations hereunder and consummate the transactions contemplated hereby, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the transactions contemplated hereby.

6.4 No Ownership Interest. Except for the Proxy Grant, nothing contained in this Agreement shall be deemed to vest in Buyer any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to each Stockholder, and Buyer shall have no authority to exercise any power or authority to direct each Stockholder in the voting of any of the Covered Shares, except as otherwise provided herein.

6.5 Non-Survival of Representations, Warranties and Agreements. None of the representations, warranties, covenants and other agreements in this Agreement will survive the termination of this Agreement pursuant to Section 6.1; provided, however, that notwithstanding the foregoing, the parties hereto acknowledge and agree that Buyer shall be entitled to exercise all rights and remedies with respect to any breach prior to and including the Termination Date of the representations, warranties, covenants and agreements made by each Stockholder.

6.6 Expenses. Each party shall bear its own respective expenses incurred in connection with the preparation and execution of this Agreement and consummation of the transactions contemplated hereby.

6.7 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given when delivered in accordance with the following clauses (i) and (ii): (i) when transmitted by email to the parties at the following email addresses (or at such other email address for a party as shall be specified by like notice) and receipt is confirmed before 5:00 p.m. Pacific Time, the day on which such email was transmitted, or if such email is transmitted and receipt is confirmed after 5:00 p.m. Pacific Time, on the following Business Day on which such email was transmitted or (ii) on the day of delivery, if delivered by hand delivery to the parties at the following street addresses (or at such other street address for a party as shall be specified by like notice):

(a)	To the Stockholders:

Bleichroeder LP 1345 Avenue of the Americas, 48th Fl.
New York, NY 10105
	Attention:	Andrew Gundlach
Email :

with a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP 1801 Page Mill Road
Palo Alto, CA 94304
Telephone No.: (650) 887-9315
	Attention:	Michael E. Brandt
	Email:	MBrandt@willkie.com

(b)	To Buyer:

Trackonomy Systems, Inc. 214 Devcom Drive,
San Jose, CA 95112
	Attention:	Keith Abrams
Email:

with a copy (which shall not constitute notice) to:

Cooley LLP 110 N. Wacker Drive
Suite 4200
Chicago, IL 60606
Telephone No.: (312) 881-6675
	Attention:	Craig Jacoby
Neal Aizenstein
	E-mail:	cjacoby@cooley.com
naizenstein@cooley.com

(c)	To Seller:

Identiv, Inc. 1900-B Carnegie Avenue
Santa Ana, CA 92705
Telephone No.: (657) 356-8384
	Attention:	Chief Executive Officer
E-mail:

with a copy (which shall not constitute notice) to:

Pillsbury Winthrop Shaw Pittman LLP 2400 Hanover Street
Palo Alto, California 94304-1113
Telephone No.: (650) 233-4500
	Attention:	Stanley F. Pierson
Gabriella Lombardi
	E-mail:	spierson@pillsburylaw.com
gabriella.lombardi@pillsburylaw.com

6.8 Construction. The parties acknowledge that each Stockholder, Buyer and Seller participated in the drafting of this Agreement and agree that any rule of law or any legal decision that may or would require interpretation of any alleged ambiguities in this Agreement against the party that drafted it has no application and is expressly waived. In the event of a conflict or inconsistency between the terms of this Agreement (including the representations, warranties and covenants provisions hereof) and the terms of any other documents delivered or required to be delivered in connection with the consummation of the transactions contemplated by this Agreement, the parties acknowledge and agree that the terms of this Agreement shall supersede such conflicting or inconsistent terms in such other documents and the terms of this Agreement shall define the rights and obligations of the parties with respect to the subject matter of such conflict or inconsistency.

6.9 Succession and Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of Legal Requirement or otherwise by either party without the prior written consent of the other party. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

6.10 Entire Agreement; No Third-Party Beneficiaries. This Agreement (a) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the matters related herein and (b) is not intended to confer upon any Person other than the parties to this Agreement any rights or remedies.

6.11 Specific Performance. The parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that, prior to the termination of this Agreement pursuant to Section 6.1, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the performance of terms and provisions of this Agreement, without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Legal Requirement or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy for any such breach.

6.12 Governing Law; Consent to Jurisdiction; Venue. This Agreement and all claims or causes of action (whether in contract or tort or otherwise) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement) shall be governed and construed in accordance with the Legal Requirements of the State of Delaware, without giving effect to conflict-of-laws principles that would result in the application of the Legal Requirements of any other jurisdiction. Each of the parties (i) consents to submit itself to the personal jurisdiction of the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any federal court located in the State of Delaware in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any Proceeding relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any federal court located in the State of Delaware, (iv) waives any objection that it may now or hereafter have to the venue of any such Proceeding in the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any federal court located in the State of Delaware or that such Proceeding was brought in an inconvenient court and agrees not to plead or claim the same and (v) consents to service being made through the notice procedures set forth in Section 6.7. Each of the parties hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 6.7 shall be effective service of process for any Proceeding in connection with this Agreement or the transactions contemplated hereby.

6.13 Waiver of Jury Trial. EACH OF THE PARTIES HEREBY EXPRESSLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY CLAIM OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BROUGHT BY OR AGAINST IT THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS AGREEMENT OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT (INCLUDING ANY CLAIM OR CAUSE OF ACTION BASED UPON, ARISING OUT OF OR RELATED TO ANY REPRESENTATION OR WARRANTY MADE IN THIS AGREEMENT). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 6.13.

6.14 Waiver of Rights. No failure on the part of any party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. No party shall be deemed to have waived any claim available to such party arising out of this Agreement, or any power, right, privilege or remedy of such party under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

6.15 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or Legal Requirement, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as either the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party or such party waives its rights under this Section 6.15 with respect thereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

6.16 Publicity. Except as otherwise required by applicable Legal Requirement, rule of a national securities exchange or a Governmental Body or to the extent required in connection with any Legal Proceeding to enforce the terms hereof, Buyer will not make any other disclosures regarding any Stockholder in any press release or otherwise without the prior written consent of such Stockholder (not to be unreasonably withheld, conditioned or delayed).

6.17 Amendments. This Agreement may not be amended except by an instrument in writing signed on behalf of Buyer, Seller and each Stockholder.

6.18 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. This Agreement shall become effective when counterparts have been executed and delivered by the parties hereto. This Agreement may be executed and delivered by facsimile or electronic mail. Any signatures delivered by means of facsimile or electronic mail shall have the same legal effect as manual signatures.

6.19 Stockholder Capacity. During the term of this Agreement, no Person executing this Agreement who is or becomes a director or officer of the Company or any other Person shall be deemed to make any agreement or understanding in this Agreement in such Person’s capacity as a director or officer. Each Stockholder is entering into this Agreement solely in such Stockholder’s capacity as the record or beneficial owner of Covered Shares. Notwithstanding anything to the contrary contained herein, the representations, warranties and covenants of each Stockholder contained herein are made on a several basis with respect to each Stockholder and not on a joint and several basis.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its authorized officer as of the date first above written.

BUYER

Trackonomy Systems, Inc.

By:	/s/ Erik Volkerink
Name: Erik Volkerink
Title: Chief Executive Officer

[SIGNATURE PAGE TO THE VOTING AND SUPPORT AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its authorized officer as of the date first above written.

SELLER

Identiv, Inc.

By:	/s/ Kirsten Newquist
Name: Kirsten Newquist
Title: Chief Executive Officer

[SIGNATURE PAGE TO THE VOTING AND SUPPORT AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed as of the date first above written.

STOCKHOLDER:

21 APRIL FUND, LTD.

By:	/s/ Michael M. Kellen
Name: Michael M. Kellen
Title: Authorized Person / Portfolio Manager

21 APRIL FUND, LP

By:	/s/ Michael M. Kellen
Name: Michael M. Kellen
Title: Authorized Person / Portfolio Manager

[SIGNATURE PAGE TO THE VOTING AND SUPPORT AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed as of the date first above written.

STOCKHOLDER:

BLEICHROEDER LP

By:	/s/ Andrew Gundlach
Name: Andrew Gundlach
Title: President and Chief Executive Officer